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Portions of this Exhibit are the subject of a request for confidential treatment. The copy filed as an exhibit omits the information subject to such confidentiality request. The omitted information has been filed separately with the Commission. Such portions are marked by brackets [***] and the page on the which they appear contain an asterisk (*) in the upper right corner.

                                                                  EXHIBIT 10.6*



               GEOCITIES AND HEADHUNTER.NET CO-MARKETING AGREEMENT


Co-Marketing Arrangement

1) GeoCities will create a Career Center to be permanently featured on a new Careers sub-avenue page. HeadHunter.NET will be the presenting sponsor of the Career Center and will receive attribution as follows:
         GeoCities Career Center sponsored by HeadHunter.NET.

2) The Careers sub-avenue page will be placed in the Business & Money Avenue and will permanently be featured on the homepage of the GeoCities site as a sub-Avenue listing under the Business & Money Avenue.

         At the sole discretion of GeoCities, additional careers topic pages may be incorporated into other Avenues.

3) The GeoCities Career Center sponsored by HeadHunter.NET will include, but not be limited to, the following features: a career center where visitors can submit a resume or search job listings and a networking center that will include career advise as well as chat, forums and message boards.


Advertising & Media Commitment

1) HeadHunter.NET will have a permanent graphic on all pages within the Careers Center, which will link directly to the HeadHunter.NET site.


2) GeoCities will run [***] banners, buttons, text mentions and e-mail impressions over 12 months promoting the Careers Center. Every impression will include a reference to the HeadHunter.NET sponsorship. GeoCities agrees that no fewer than [***] impressions will be run each month.


3) GeoCities will include a mention of the Careers Center sponsored by HeadHunter.NET in 14 World Report e-mails over 12 months.


4) GeoCities will run [***] run of site HeadHunter.NET banner impressions each month, which will link directly to the HeadHunter.NET site.



Terms & Exclusivity

1) HeadHunter.NET will sponsor the GeoCities Career Center for a period of 1 year beginning July 1, 1998.
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                                                                               *



2) HeadHunter.NET will be the exclusive Internet recruiting company featured in the Careers Center and on the Careers sub-avenue and Careers topic pages.

3) In addition, no internet recruiting company may engage in content related integrated programs with GeoCities that will appear within any avenue, sub-avenue or topic pages.

4) HeadHunter.NET will have first right of refusal on renewal of this agreement for an additional period of 12 months.

         HeadHunter.NET must decide whether or not they wish to renew this agreement 60 days before the expiration date of the 1-year term.


         The cost of the renewed program for the second year of the contract will reflect any increase in the total number of GeoCities Homesteaders with a maximum yearly price increase of [***]%.


         For purposes of this agreement, the Homestead population on 7/1/98 will be used as the base number.


Payment Terms


1) HeadHunter.NET will pay GeoCities [***] for the 12-month sponsorship. Payment will be made in [***] monthly payments, to be sent on the first of each month, beginning July 1, 1998.



Other Obligations

1) HeadHunter.NET will participate in an "associates program," whereby an incentive will be created by HeadHunter.NET for GeoCities Homesteaders to put a link on their web sites to the HeadHunter.NET site. GeoCities and HeadHunter.NET will work together on the graphics and details of the incentive program.


HeadHunter.NET                              GeoCities
By:      /s/ Judith G. Hackett              By:           /s/ M. Barrett
         ---------------------------                 -----------------------
Name:    Judith G. Hackett                  Name:    Michael Barrett
Title:   SVP Marketing                      Title:   VP Advertising
Date:    7/2/98                             Date:    July 2, 1998


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